February 1, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 1, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE DIVIDEND GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The third paragraph of the section of the Prospectus titled "Portfolio Management" is hereby replaced by the following:

The Portfolio is managed by members of the Investment Adviser's Dividend Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sean J. Aurigemma, a Managing Director of the Investment Adviser, John S. Roscoe, an Executive Director of the Investment Adviser, and John T. Roche, a Vice President of the Investment Adviser.

Mr. Aurigemma has been associated with the Investment Adviser in an investment management capacity since 1999 and joined the team managing the Portfolio in 2003. Mr. Roscoe has been associated with the Investment Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 2004. Mr. Roche has been associated with the Investment Adviser in an investment management capacity since January 2006 and joined the team managing the Portfolio in January 2006. Prior to January 2006, Mr. Roche was associated with the Investment Adviser in a research capacity since June 2001.

The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Sean J. Aurigemma is the lead portfolio manager and John S. Roscoe and John T. Roche are the co-managers. Messrs. Aurigemma, Roscoe and Roche are collectively responsible for all buy and sell decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS DG 02/06

February 1, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 1, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to the Dividend Growth Securities Portfolio, the following information is hereby added within the section of the Statement of Additional Information titled "V. Investment Advisory and Other Services–G. Fund Management—Other Accounts Managed by the Portfolio Managers":

With respect to the Dividend Growth Securities Portfolio as of January 26, 2006:

John T. Roche managed two mutual funds with a total of approximately $6.1 billion in assets; no pooled investment vehicles; and no other accounts.

With respect to the Dividend Growth Securities Portfolio, the following information is hereby added within the section of the Statement of Additional Information titled "V. Investment Advisory and Other Services–G. Fund Management—Securities Ownership of Portfolio Managers":

As of January 26, 2006, John T. Roche did not own any shares of the Fund. However, he has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.